                                                                     EXHIBIT 4.2

                                                                    COMMON STOCK

                                                                  $.01 PAR VALUE

                             VIGNETTE CORPORATION

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


        This certifies that _______________________ is the record holder of ___________ fully paid and nonassessable shares of common stock of Vignette Corporation, a Delaware corporation (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                       /s/ Gregory A. Peters
Dated:                                 ----------------------------------------
                                       President and Chief Executive Officer

                                       /s/ Jack F. Lynch
                                       ----------------------------------------
                                       Vice President, Finance and Operations
                                       and Secretary


COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT AND REGISTRAR

BY
  -------------------------------
  AUTHORIZED SIGNATURE

                             VIGNETTE CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM     as tenants in common                        UNIT GIFT MIN ACT_______________ Custodian__________________________
TEN ENT     as tenants by the entireties                                     (Cust)                        (Minor)
JT TEN      as joint tenants with right of                                     Under Uniform Gifts to Minors Act
            survivorship and not as tenants in common                    ___________________________________________________

     Additional abbreviations may also be used though not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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_______________________________________________ shares of the stock represented by the written Certificate, and do hereby irrevocably constitute and appoint _____________________________________________________________ Attorney to
transfer the said stock on the books of the written named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------


                                          --------------------------------------
                                          Signature

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE GUARANTEED:

By
  ----------------------------------

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.